Principal Investors Fund, Inc.

POWER OF ATTORNEY

The member of the board of directors whose signature appears below, hereby constitutes and appoints Michael J. Beer, David J. Brown, Jill R. Brown, Ernest H. Gillum and Michael D. Roughton, and each of them, his/her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Investors Fund, Inc. ("PIF") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the following registration statements and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PIF any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof: Post-effective amendments to PIF's registration statement on Form N-1A (File No. 33-59474).

Date:	March 28, 2008

/s/E. Ballantine	/s/K. Blake
_________________________________________	_________________________________________
E. Ballantine	K. Blake

/s/C. Damos	/s/R. W. Gilbert
_________________________________________	_________________________________________
C. Damos	R. W. Gilbert

/s/M. A. Grimmett	/s/F. S. Hirsch
_________________________________________	_________________________________________
M. A. Grimmett	F. S. Hirsch

/s/W. C. Kimball	/s/B. A. Lukavsky
_________________________________________	_________________________________________
W. C. Kimball	B. A. Lukavsky

/s/W. Papesh	/s/D. Pavelich
_________________________________________	_________________________________________
W. Papesh	D. Pavelich

/s/L. D. Zimpleman

_________________________________________

L. D. Zimpleman